Exhibit 10.1

SECOND AMENDMENT TO FIFTH AMENDED

AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”), dated effective as of May 8, 2015 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as lenders (collectively, the “Lenders”), TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”). Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Issuers and the other parties thereto have heretofore executed that certain Fifth Amended and Restated Credit Agreement, dated as of November 8, 2013 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated effective as of April 23, 2015 and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto hereby further intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in alphabetical order:

“Intercreditor Agreement” means that certain Intercreditor Agreement by and between the Administrative Agent, as Priority Lien Agent (as defined therein), and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee (as defined therein), dated as of May 11, 2015.

(b) Amendment of Section 4.2. Section 4.2 of the Credit Agreement is hereby amended by adding the following Section 4.2(f) to the end of such Section 4.2:

“(f) The Administrative Agent shall have received a certificate signed by an officer of the Borrower certifying that (i) the Loan(s) to be made, Letter(s) of Credit to be issued, or both, constitute Priority Lien Obligations (as such term is defined in the Intercreditor Agreement) and (ii) after giving effect to such Loan(s) to be made, Letter(s) of Credit to be issued, or both, the Priority Lien Debt does not exceed the Priority Lien Cap (as such terms are defined in the Intercreditor Agreement).”

(c) Amendment of Article 9. Article 9 of the Credit Agreement is hereby amended by adding the following Section 9.12 to the end of such Article 9:

“Section 9.12 Intercreditor Agreement. Each Lender, each Issuer and each other Lender Party hereunder hereby (i) instructs and authorizes the Administrative Agent to execute and deliver the Intercreditor Agreement on its behalf, (ii) authorizes and directs the Administrative Agent to exercise all of the Administrative Agent’s rights and to comply with all of its obligations under the Intercreditor Agreement, (iii) agrees that the Administrative Agent may take actions on its behalf as is contemplated by the terms of the Intercreditor Agreement, and (iv) understands, acknowledges and agrees that at all times following the execution and delivery of the Intercreditor Agreement such Lender, Issuer and other Lender Party (and each of their respective successors and assigns) shall be bound by the terms thereof.”

2. Representations and Warranties. The Borrower and each Restricted Person (if any) hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and such Restricted Person (if any) contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and such Restricted Person (if any) of this Amendment are within their corporate or limited liability powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or such Restricted Person (if any) or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause a Material Adverse Change;

(c) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights; and

(d) no Default or Event of Default has occurred and is continuing.

3. Conditions to Effectiveness. Each of the amendments set forth in this Amendment shall be deemed effective as of the Effective Date upon receipt by the Administrative Agent of (i) counterparts hereof duly executed by the Borrower, the Administrative Agent, the Issuers and the Majority Lenders and (ii) for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses then due and owing under and pursuant to the Credit Agreement.

2	-Second Amendment to
Credit Agreement-

4. Ratification; Loan Document. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each other Restricted Person (if any) hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Amendment is a Loan Document.

5. Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7. Severability. If any term or provision of this Amendment shall be determined to be illegal or unenforceable all other terms and provisions of this Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

8. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

9. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

(The remainder of this page is intentionally left blank.)

3	-Second Amendment to
Credit Agreement-

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

S-1	-Signature Page to
Second Amendment to Credit Agreement-

TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

S-2	-Signature Page to
Second Amendment to Credit Agreement-

TORONTO DOMINION (TEXAS) LLC,
as Lender

By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

S-3	-Signature Page to
Second Amendment to Credit Agreement-

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as Issuer

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

S-4	-Signature Page to
Second Amendment to Credit Agreement-

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

S-5	-Signature Page to
Second Amendment to Credit Agreement-

WELLS FARGO BANK, N.A., as Issuer

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

S-6	-Signature Page to
Second Amendment to Credit Agreement-

ONEWEST BANK, N.A.,
as Lender

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

S-7	-Signature Page to
Second Amendment to Credit Agreement-

NATIXIS, as Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

S-8	-Signature Page to
Second Amendment to Credit Agreement-

NATIXIS, as Issuer

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

S-9	-Signature Page to
Second Amendment to Credit Agreement-

AMEGY BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

S-10	-Signature Page to
Second Amendment to Credit Agreement-

ING CAPITAL LLC,
as Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

S-11	-Signature Page to
Second Amendment to Credit Agreement-

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

S-12	-Signature Page to
Second Amendment to Credit Agreement-

THE BANK OF NOVA SCOTIA,
as Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

S-13	-Signature Page to
Second Amendment to Credit Agreement-

FIFTH THIRD BANK,
as Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

S-14	-Signature Page to
Second Amendment to Credit Agreement-

ABN AMRO CAPITAL USA, LLC,
as Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Kaylan Hopson
Name:	Kaylan Hopson
Title:	Vice President

S-15	-Signature Page to
Second Amendment to Credit Agreement-

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

S-16	-Signature Page to
Second Amendment to Credit Agreement-

GOLDMAN SACHS BANK, USA,
as Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

S-17	-Signature Page to
Second Amendment to Credit Agreement-

CADENCE BANK, N.A.,
as Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Executive Vice President

S-18	-Signature Page to
Second Amendment to Credit Agreement-

WHITNEY BANK,
as Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

S-19	-Signature Page to
Second Amendment to Credit Agreement-

IBERIABANK,
as Lender

By:	/s/ Cameron D. Jones
Name:	Cameron D. Jones
Title:	Senior Vice President

S-20	-Signature Page to
Second Amendment to Credit Agreement-

REGIONS BANK,
as Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

S-21	-Signature Page to
Second Amendment to Credit Agreement-

COMERICA BANK,
as Lender

By:	/s/ William Robinson
Name:	William Robinson
Title:	Senior Vice President

S-22	-Signature Page to
Second Amendment to Credit Agreement-